Exhibit 99.1

Contacts:               Linda H. Simmons                                                         Debbie Mandeville
Chief Financial Officer                                                  Investor Relations Officer
(401) 574-1652                                                                (401) 574-1547
lsimmons@bankri.com                                                  dmandeville@bankri.com

BancorpRI Announces Third Quarter 2011 Results

Solid Core Earnings
Core Deposits Continue to Grow

Providence, R.I. – October 27, 2011 – Bancorp Rhode Island, Inc. (NASDAQ: BARI), the parent company of Bank Rhode Island, today reported net income of $2.6 million, or $0.55 diluted earnings per share (EPS), for the quarter ended September 30, 2011.  These results reflect expenses of $533,000 (after-tax), or $0.11 per diluted share, related to the pending merger with Brookline Bancorp, Inc.  Net income for the third quarter 2011 compares to net income of $2.8 million, or $0.60 diluted EPS, for the third quarter 2010 and net income of $1.8 million, or $0.38 diluted EPS, for the second quarter 2011.

For the nine month period ended September 30, 2011, the Company reported net income of $6.8 million, or $1.42 diluted EPS, compared to net income of $7.7 million, or $1.65 diluted EPS, for the same period in 2010.  The nine month results for the period ended September 30, 2011 reflect expenses of $2.0 million (after-tax), or $0.43 per diluted share, related to the pending merger with Brookline Bancorp, Inc.

The Company’s commercial loan and lease portfolio grew to $792.1 million as of September 30, 2011.  This represented increases of $11.9 million, or 1.5 percent, from year-end 2010 and $20.4 million, or 2.6 percent, from September 30, 2010. Consumer loans were $204.1 million at September 30, 2011, down $6.2 million, or 3.0 percent, compared to December 31, 2010 and up $1.7 million, or 0.9 percent, from a year ago.  Residential mortgage loans were $151.4 million as of September 30, 2011, down $13.5 million, or 8.2 percent, from year-end 2010.

Core deposit (demand deposits, NOW, money market and savings accounts) trends remain positive with growth of 6.5 percent from year-end 2010 and 9.0 percent from a year ago.  The growth over the prior periods was driven primarily by money market and demand deposit accounts, partly offset by a reduction in savings accounts and certificates of deposit.  At the end of the third quarter, core deposits rose to 73.4 percent of total deposits compared to 69.0 percent at year-end 2010 and 67.7 percent a year ago.  Total deposits were $1.1 billion at September 30, 2011, up slightly from year-end 2010 and from a year ago.

BancorpRI Q3 Results
Page Two

Net interest income for the third quarter 2011 increased to $13.8 million from $13.5 million in the third quarter 2010 and decreased compared to $14.0 million in the second quarter 2011.  The net interest margin for the third quarter 2011 was 3.66 percent, representing an improvement of 5 basis points from the third quarter 2010 and a decrease of 3 basis points from the second quarter 2011.  On a year-to-date basis, net interest income was $41.3 million, an increase of $1.1 million, or 2.8 percent, from the same period in 2010, and the net interest margin was 3.65 percent, an increase of 6 basis points from the same period in 2010.

Noninterest income was $2.2 million for the third quarter 2011, down slightly from the third quarter 2010 and the second quarter 2011. On a year-to-date basis, noninterest income was $6.8 million, relatively flat compared to the same period in 2010.

Noninterest expense was $9.9 million in the third quarter 2011, down $417,000 compared to the third quarter 2010 due to a reduction in FDIC insurance expense.  The decrease in noninterest expense for the third quarter 2011 of $2.7 million from the second quarter 2011 was primarily attributable to lower merger-related and FDIC insurance expenses.  On a year-to-date basis, noninterest expense was $33.8 million, an increase of $2.6 million over the same period in 2010.  The increase in the year-to-date comparison was primarily driven by merger-related expenses and an accrual related to a judgment issued with respect to a previously disclosed jury verdict against the Bank recorded in the first quarter 2011, partially offset by a reduction in FDIC insurance expense.

Nonperforming assets at September 30, 2011 totaled $22.1 million or 1.40 percent of total assets.  This represented an increase from $19.4 million, or 1.20 percent of total assets, at June 30, 2011.  Net charge-offs were $1.5 million, or 0.53 percent of average loans and leases, for the third quarter 2011.  Net charge-offs for the third quarter 2010 were $459,000, or 0.16 percent of average loans and leases, and were $989,000, or 0.34 percent of average loans and leases, in the second quarter 2011.  On a year-to-date basis, net charge-offs were $4.1 million, or 0.47 percent of average loans and leases, an increase of $1.3 million over the same period in 2010.

The provision for loan and lease losses was $1.6 million for the third quarter 2011, compared to $1.3 million in the third quarter 2010 and $850,000 in the second quarter 2011.  On a year-to-date basis, the provision was $3.6 million, a decrease of $850,000 from the same period in 2010.

The allowance for loan and lease losses was $18.1 million at September 30, 2011 compared to $18.7 million at December 31, 2010.  The allowance for loan and lease losses as a percent of total loans and leases was 1.58 percent at September 30, 2011 compared to 1.61 percent at December 31, 2010.

BancorpRI Q3 Results
Page Three

At September 30, 2011, the Company’s tier 1 capital ratio was approximately 8.40 percent and its total risk-based capital ratio was approximately 13.10 percent.

The Company’s Board of Directors approved a dividend of $0.19 per share.  The dividend will be paid on November 14, 2011, to shareholders of record on November 7, 2011.

About BancorpRI
Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The Bank, headquartered in Providence, Rhode Island, operates 17 branches and more than 60 ATMs throughout Providence, Kent and Washington Counties.  As of September 30, 2011, BankRI had $1.6 billion in assets and $1.1 billion in deposits.  For more information, visit www.bankri.com.

This release may contain “forward-looking statements” within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2011	2010	2011	2010
		(In thousands, except per share data)

FINANCIAL DATA:
Net interest income		$13,807	$13,478	$41,321	$40,192
Provision for loan and lease losses		1,600	1,275	3,575	4,425
Noninterest income		2,199	2,289	6,803	6,889
Noninterest expense		9,933	10,350	33,820	31,268
Net income		2,643	2,808	6,769	7,708

FINANCIAL PERFORMANCE RATIOS:
Return on assets (3) (6)		0.66%	0.71%	0.57%	0.66%
Return on equity (4) (6)		7.71%	8.57%	6.84%	8.16%
Net interest margin (2) (6)		3.66%	3.61%	3.65%	3.59%
Efficiency ratio (5) (6)		62.06%	65.64%	70.28%	66.41%

PER SHARE DATA:
Earnings per share - basic		$0.56	$0.60	$1.44	$1.65
Earnings per share - diluted		0.55	0.60	1.42	1.65
Book value per share of common stock		29.58	27.98	29.58	27.98
Tangible book value per share of common stock		26.96	25.35	26.96	25.35
Market value (at period end)		42.39	27.93	42.39	27.93
Dividends per share		0.19	0.17	0.57	0.51

CAPITAL RATIOS:
Tier 1 capital ratio (7)		8.40%	8.10%
Total risk-based capital ratio (7)		13.10%	12.52%
Tangible common equity ratio (1) (6)		8.09%	7.59%

	Three Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010
	(In thousands)

BALANCE SHEET:
Total assets	$1,575,216	$1,618,756	$1,606,508	$1,603,759	$1,573,323
Total loans and leases	1,147,584	1,152,677	1,154,448	1,155,489	1,135,227
Total deposits	1,121,708	1,095,845	1,101,661	1,120,166	1,115,683
Shareholders' equity	138,643	133,531	130,192	128,678	130,769

ASSET QUALITY:
Total nonperforming assets	$22,108	$19,447	$17,473	$17,643	$15,152
Nonperforming assets / total assets	1.40%	1.20%	1.09%	1.10%	0.96%
Allowance for loans and leases	$18,149	$18,083	$18,222	$18,654	$18,212
Allowance to total loans and leases	1.58%	1.57%	1.58%	1.61%	1.60%
Net charge-offs	$1,534	$989	$1,557	$1,993	$459
Net charge-offs to average loans and leases	0.53%	0.34%	0.55%	0.69%	0.16%

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010
		(In thousands)

LOAN AND LEASE PORTFOLIO:

Commercial loans and leases:
	Commercial real estate - non-owner occupied	$219,147	$210,888	$196,353	$200,809	$202,342
	Commercial real estate - owner occupied	170,913	176,059	183,111	179,766	177,526
	Commercial & industrial	170,783	159,512	161,004	157,879	156,042
	Multifamily	89,750	86,387	84,772	79,934	73,375
	Small business	59,166	60,141	62,233	62,841	59,756
	Construction	19,046	27,071	28,273	30,349	31,035
	Leases and other	66,753	70,777	72,156	73,054	76,417
	Subtotal	795,558	790,835	787,902	784,632	776,493
	Unearned lease income	(5,194)	(5,828)	(5,962)	(6,159)	(6,516)
	Net deferred loan origination costs	1,750	1,697	1,756	1,791	1,777
	Total commercial loans and leases	792,114	786,704	783,696	780,264	771,754

Consumer loans		204,112	208,558	210,094	210,348	202,367

Residential mortgages		151,358	157,415	160,658	164,877	161,106

	Total loans and leases	$1,147,584	$1,152,677	$1,154,448	$1,155,489	$1,135,227

(1)	Calculated by dividing common shareholders’ equity less goodwill by total assets less goodwill.
(2)	Calculated by dividing annualized net interest income by average interest-earning assets.
(3)	Calculated by dividing annualized net income by average total assets.
(4)	Calculated by dividing annualized net income applicable to common shares by average common shareholders’ equity.
(5)	Calculated by dividing noninterest expense by net interest income plus noninterest income.
(6)	Non-GAAP performance measure.
(7)	Tier 1 capital and total risk-based capital ratio are estimated for September 30, 2011.

BANCORP RHODE ISLAND, INC.
Consolidated Balance Sheet (unaudited)

	September 30,	December 31,
	2011	2010
	(In thousands)
ASSETS:
Cash and due from banks	$29,695	$14,384
Overnight investments	599	395
Total cash and cash equivalents	30,294	14,779
Available for sale securities (amortized cost of $316,991 and
$357,402, respectively)	327,060	360,025
Stock in Federal Home Loan Bank of Boston	16,274	16,274
Loans and leases receivable:
Commercial loans and leases	792,114	780,264
Consumer and other loans	204,112	210,348
Residential mortgage loans	151,358	164,877
Total loans and leases receivable	1,147,584	1,155,489
Allowance for loan and lease losses	(18,149)	(18,654)
Net loans and leases receivable	1,129,435	1,136,835
Premises and equipment, net	11,208	11,889
Goodwill	12,262	12,262
Accrued interest receivable	4,181	4,842
Investment in bank-owned life insurance	32,193	31,277
Prepaid expenses and other assets	12,309	15,576
Total assets	$1,575,216	$1,603,759

LIABILITIES:
Deposits:
Demand deposit accounts	$284,959	$264,274
NOW accounts	75,915	70,327
Money market accounts	132,305	96,285
Savings accounts	329,796	341,667
Certificates of deposit accounts	298,733	347,613
Total deposits	1,121,708	1,120,166
Overnight and short-term borrowings	38,501	40,997
Wholesale repurchase agreements	10,000	20,000
Federal Home Loan Bank of Boston borrowings	231,870	260,889
Subordinated deferrable interest debentures	13,403	13,403
Other liabilities	21,091	19,626
Total liabilities	1,436,573	1,475,081
SHAREHOLDERS’ EQUITY:
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
Issued: (5,083,991 shares and 5,047,942 shares, respectively)	50	50
Additional paid-in capital	75,771	73,866
Treasury stock, at cost (396,986 shares and 373,850 shares, respectively)	(13,406)	(12,527)
Retained earnings	69,683	65,584
Accumulated other comprehensive income, net	6,545	1,705
Total shareholders’ equity	138,643	128,678
Total liabilities and shareholders’ equity	$1,575,216	$1,603,759

BANCORP RHODE ISLAND, INC.
Consolidated Statements of Operations (unaudited)

Three Months Ended		Nine Months Ended
September 30,		September 30,
2011	2010	2011	2010
(In thousands, except per share data)
Interest and dividend income:
Overnight investments	$-	$1	$1	$6
Mortgage-backed securities	2,508	2,764	7,739	9,034
Investment securities	399	462	1,167	1,502
Federal Home Loan Bank of Boston stock dividends	11	-	36	-
Loans and leases	14,243	14,927	43,298	44,600
Total interest and dividend income	17,161	18,154	52,241	55,142
Interest expense:
Deposits	1,271	1,910	3,978	6,352
Overnight and short-term borrowings	10	16	29	53
Wholesale repurchase agreements	10	139	291	421
Federal Home Loan Bank of Boston borrowings	1,897	2,438	6,124	7,621
Subordinated deferrable interest debentures	166	173	498	503
Total interest expense	3,354	4,676	10,920	14,950
Net interest income	13,807	13,478	41,321	40,192
Provision for loan and lease losses	1,600	1,275	3,575	4,425
Net interest income after provision for loan and lease losses	12,207	12,203	37,746	35,767
Noninterest income:
Total other-than-temporary impairment losses on
available for sale securities	-	5	-	54
Non-credit component of other-than-temporary impairment losses
recognized in other comprehensive income	-	(422)	-	(1,086)
Credit component of other-than-temporary impairment losses on
available for sale securities	-	(417)	-	(1,032)
Service charges on deposit accounts	1,177	1,337	3,532	3,949
Commissions on nondeposit investment products	336	144	886	529
Income from bank-owned life insurance	307	320	916	953
Loan related fees	127	162	478	484
Net gain on lease sales and commissions on loans
originated for others	58	44	118	86
Gain on sale of available for sale securities	-	465	212	1,043
Other income	194	234	661	877
Total noninterest income	2,199	2,289	6,803	6,889
Noninterest expense:
Salaries and employee benefits	5,769	5,829	18,358	17,418
Occupancy	815	827	2,568	2,517
Data processing	702	667	2,070	1,975
Professional services	558	549	3,296	1,718
Loan workout and other real estate owned	392	196	759	869
Operating	370	461	1,252	1,390
Equipment	275	266	807	776
Marketing	267	333	998	974
Loan servicing	155	133	434	480
FDIC insurance	72	475	991	1,425
Other expenses	558	614	2,287	1,726
Total noninterest expense	9,933	10,350	33,820	31,268
Income before income taxes	4,473	4,142	10,729	11,388
Income tax expense	1,830	1,334	3,960	3,680
Net income	$2,643	$2,808	$6,769	$7,708

Per share data:
Basic earnings per common share	$0.56	$0.60	$1.44	$1.65
Diluted earnings per common share	$0.55	$0.60	$1.42	$1.65
Cash dividends declared per common share	$0.19	$0.17	$0.57	$0.51
Weighted average common shares outstanding – basic	4,685	4,674	4,685	4,653
Weighted average common shares outstanding – diluted	4,783	4,703	4,757	4,682

BANCORP RHODE ISLAND, INC.
Asset Quality Analysis (unaudited)

	Three Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010
	(Dollars in thousands)
NONPERFORMING ASSETS:

Nonperforming loans & leases:
Commercial real estate	$6,195	$5,432	$4,792	$5,273	$5,384
Commercial & industrial	3,807	2,362	2,255	2,462	1,455
Multifamily	2,664	1,568	1,050	717	-
Small business	1,176	817	1,059	1,090	1,158
Construction	-	45	232	469	469
Leases	758	1,713	591	581	1,115
Consumer	1,023	1,038	993	876	871
Residential mortgage	5,820	5,722	4,926	5,045	3,570
Total nonperforming loans & leases	21,443	18,697	15,898	16,513	14,022

Other real estate owned	464	750	1,575	1,130	1,130
Non-real estate foreclosed assets	201	-	-	-	-

Total nonperforming assets	$22,108	$19,447	$17,473	$17,643	$15,152

Total nonperforming loans & leases / total loans & leases	1.87%	1.62%	1.38%	1.43%	1.24%
Total nonperforming assets / total assets	1.40%	1.20%	1.09%	1.10%	0.96%

PROVISION AND ALLOWANCE FOR LOAN LOSSES:

Balance at beginning of period	$18,083	$18,222	$18,654	$18,212	$17,396
Charged-off loans & leases	(1,582)	(1,137)	(1,686)	(2,154)	(487)
Recoveries on charged-off loans & leases	48	148	129	161	28
Net loans & leases charged-off	(1,534)	(989)	(1,557)	(1,993)	(459)
Provision for loan and lease losses	1,600	850	1,125	2,435	1,275
Balance at end of period	$18,149	$18,083	$18,222	$18,654	$18,212

Allowance to nonperforming loans & leases	84.64%	96.72%	114.62%	112.97%	129.88%
Allowance to total loans & leases	1.58%	1.57%	1.58%	1.61%	1.60%

NET CHARGE-OFFS:

Commercial real estate	$167	$-	$532	$726	$-
Commercial & industrial	254	(47)	-	487	(5)
Construction	-	62	237	-	-
Other commercial loans & leases	974	427	397	565	226
Consumer	4	32	12	74	149
Residential mortgages	135	515	379	141	89
Total net charge-offs	$1,534	$989	$1,557	$1,993	$459

Net charge-offs to average loans & leases	0.53%	0.34%	0.55%	0.69%	0.16%

DELINQUENCIES AND NONACCRUING LOANS AND LEASES AS % OF TOTAL LOANS:

Loans & leases 30-59 days past due	0.83%	0.37%	0.83%	0.56%	0.47%
Loans & leases 60-89 days past due	0.08%	0.16%	0.28%	0.21%	0.22%
Loans & leases 90+ days past due and still accruing	0.03%	0.01%	0.06%	-	-
Total accruing past due loans & leases	0.94%	0.54%	1.17%	0.77%	0.69%

Nonaccrual loans & leases	1.84%	1.61%	1.32%	1.43%	1.24%

Total delinquent and nonaccrual loans & leases	2.78%	2.15%	2.49%	2.20%	1.93%

BANCORP RHODE ISLAND, INC.
Consolidated Average Balances, Yields and Costs (unaudited)

	Three Months Ended September 30,
(Dollars in thousands)	2011			2010
	Average Balance	Interest Earned/Paid	Average Yield	Average Balance	Interest Earned/Paid	Average Yield

ASSETS:
Earning assets:
Overnight investments	$834	$-	0.42%	$5,220	$1	0.08%
Available for sale securities	340,587	2,907	3.41%	344,872	3,226	3.74%
Stock in the FHLB	16,274	11	0.27%	16,274	-	0.00%
Loans and leases receivable:
Commercial loans and leases	788,877	10,522	5.30%	760,236	10,788	5.64%
Consumer and other loans	206,315	2,168	4.17%	205,978	2,265	4.36%
Residential mortgages loans	154,352	1,553	4.02%	162,473	1,874	4.61%
Total earning assets	1,507,239	17,161	4.53%	1,495,053	18,154	4.83%
Cash and due from banks	17,632			15,617
Allowance for loans and leases	(18,150)			(17,683)
Premises and equipment	11,371			12,136
Goodwill, net	12,262			12,262
Accrued interest receivable	4,048			4,346
Bank-owned life insurance	31,992			30,761
Prepaid expenses and other assets	15,684			16,535
Total assets	$1,582,078			$1,569,027

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits:
NOW accounts	$67,085	$11	0.06%	$71,493	$10	0.06%
Money market accounts	130,253	226	0.69%	81,539	138	0.68%
Savings accounts	330,208	273	0.33%	366,125	395	0.43%
Certificate of deposit accounts	305,751	761	0.99%	364,245	1,367	1.49%
Overnight and short-term borrowings	37,292	10	0.10%	39,675	16	0.16%
Wholesale repurchase agreements	12,717	10	0.32%	13,804	139	3.94%
FHLB borrowings	255,761	1,897	2.90%	233,124	2,438	4.09%
Subordinated deferrable interest debentures	13,403	166	4.90%	13,403	173	5.08%
Total interest-bearing liabilities	1,152,470	3,354	1.15%	1,183,408	4,676	1.57%

Noninterest-bearing deposits	277,591			242,389
Other liabilities	16,051			13,223
Total liabilities	1,446,112			1,439,020

Shareholders' equity:	135,966			130,007
Total liabilities and shareholders' equity	$1,582,078			$1,569,027

Net interest income		$13,807			$13,478

Net interest spread			3.38%			3.26%

Net interest margin			3.66%			3.61%

BANCORP RHODE ISLAND, INC.
Consolidated Average Balances, Yields and Costs (unaudited)

	Nine Months Ended September 30,
(Dollars in thousands)	2011			2010
	Average Balance	Interest Earned/Paid	Average Yield	Average Balance	Interest Earned/Paid	Average Yield

ASSETS:
Earning assets:
Overnight investments	$765	$1	0.26%	$3,174	$6	0.27%
Available for sale securities	348,742	8,906	3.41%	354,663	10,536	3.96%
Stock in the FHLB	16,274	36	0.29%	16,274	-	0.00%
Loans and leases receivable:
Commercial loans and leases	783,659	31,730	5.41%	750,035	32,042	5.71%
Consumer and other loans	208,235	6,573	4.22%	204,692	6,716	4.39%
Residential mortgages loans	159,407	4,995	4.18%	167,354	5,842	4.65%
Total earning assets	1,517,082	52,241	4.60%	1,496,192	55,142	4.92%
Cash and due from banks	16,910			15,963
Allowance for loans and leases	(18,381)			(17,316)
Premises and equipment	11,592			12,246
Goodwill, net	12,262			12,235
Accrued interest receivable	4,103			4,323
Bank-owned life insurance	31,691			30,440
Prepaid expenses and other assets	15,389			16,103
Total assets	$1,590,648			$1,570,186

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits:
NOW accounts	$67,935	$66	0.13%	$69,857	$37	0.07%
Money market accounts	118,677	599	0.67%	78,103	452	0.77%
Savings accounts	337,199	807	0.32%	369,686	1,432	0.52%
Certificate of deposit accounts	318,197	2,506	1.05%	374,848	4,431	1.58%
Overnight and short-term borrowings	37,706	29	0.10%	38,617	53	0.18%
Wholesale repurchase agreements	17,414	291	2.21%	17,326	421	3.20%
FHLB borrowings	268,389	6,124	3.01%	250,721	7,621	4.01%
Subordinated deferrable interest debentures	13,403	498	4.92%	13,403	503	4.98%
Total interest-bearing liabilities	1,178,920	10,920	1.22%	1,212,561	14,950	1.65%

Noninterest-bearing deposits	264,663			220,576
Other liabilities	14,712			10,742
Total liabilities	1,458,295			1,443,879

Shareholders' equity:	132,353			126,307
Total liabilities and shareholders' equity	$1,590,648			$1,570,186

Net interest income		$41,321			$40,192

Net interest spread			3.38%			3.27%

Net interest margin			3.65%			3.59%